                                                                    EXHIBIT 23.1
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Georgia-Pacific Corporation's Registration Statement on Form S-4 of our report dated January 26, 2001, included in Georgia-Pacific Corporation's Annual Report on Form 10-K for the year ended December 30, 2000, and to all references to our Firm included in this Registration Statement.


/s/ Arthur Andersen LLP
-------------------------------
Arthur Andersen LLP
Atlanta, Georgia
March 30, 2001